Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter

63 of Title 18, United States Code)

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of PECO II, Inc., an Ohio corporation (the “Company”), does hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2007 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

Dated: May 14, 2007	/s/ JOHN G. HEINDEL
John G. Heindel
Chairman, President and Chief Executive Officer

The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.